UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 21, 2006

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Reference is made to Note 3 - Rate and Regulatory Matters under Part II, Item 8 in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and Note 2 - Rate and Regulatory Matters under Part I, Item 1, Outlook in Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part I, Item 2, and Risk Factors under Part II, Item 1A in the Form 10--Q for the quarterly period ended September 30, 2006, of registrant Ameren Corporation and its registrant subsidiaries Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), CILCORP Inc., Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”) and Illinois Power Company, doing business as AmerenIP (“IP”), for a discussion of the rate cases filed with the Illinois Commerce Commission (“ICC”) by CIPS, CILCO and IP in December 2005 which requested increases in annual revenues for electric delivery service of $14 million, $43 million and $145 million, respectively, effective January 2, 2007. On November 21, 2006, the ICC issued an order (which is subject to appeal) authorizing the following electric delivery service rate adjustments effective January 2, 2007: $8 million reduction for CIPS, $20.7 million increase for CILCO and $83.9 million increase for IP. CIPS, CILCO and IP are evaluating the order.

This combined Form 8-K is being filed separately by Ameren Corporation, CIPS, CILCORP Inc., CILCO and IP (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiary.

AMEREN CORPORATION
(Registrant)

/s/ Warner L. Baxter
Warner L. Baxter
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

/s/ Warner L. Baxter
Warner L. Baxter
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

CILCORP Inc.
(Registrant)

/s/ Warner L. Baxter
Warner L. Baxter
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

/s/ Warner L. Baxter
Warner L. Baxter
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

ILLINOIS POWER COMPANY
(Registrant)

/s/ Warner L. Baxter
Warner L. Baxter
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

Date: November 22, 2006